UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On January 23, 2012, the Compensation and Benefits Committee of the Board of Directors of American Express Company (the “Company”) approved amendments to award agreements under the Company’s 2007 Incentive Compensation Plan, including the Master Agreement, the form of award agreement for executive officers in connection with Performance Grant awards and the form of award agreement for executive officers in connection with Portfolio Grants (collectively, the “Agreements”).

As adopted, the amendments (i) revise the remedies for breach of detrimental conduct provisions, (ii) address certain regulatory requirements regarding compensation, including the clawback provision under the Dodd-Frank Wall Street Reform and Consumer Protection Act (in anticipation of the promulgation of final rules in 2012) and (iii) provide for the settlement of restricted stock units in either cash or shares.

The foregoing summary of the amendments made to the Agreements is qualified in its entirety by reference to the complete text of the Agreements, as amended and restated, copies of which are attached to this report as Exhibits 10.1, 10.2 and 10.3, and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	American Express Company 2007 Incentive Compensation Plan Master Agreement (as amended and restated effective January 23, 2012).

10.2	Form of award agreement for executive officers in connection with Performance Grant awards (a/k/a Incentive Awards) under the American Express Company 2007 Incentive Compensation Plan.

10.3	Form of award agreement for executive officers in connection with Portfolio Grant awards under the American Express Company 2007 Incentive Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  January 27, 2012

EXHIBIT INDEX

Exhibit	Description
10.1	American Express Company 2007 Incentive Compensation Plan Master Agreement (as amended and restated effective January 23, 2012).

10.2	Form of award agreement for executive officers in connection with Performance Grant awards (a/k/a Incentive Awards) under the American Express Company 2007 Incentive Compensation Plan.

10.3	Form of award agreement for executive officers in connection with Portfolio Grant awards under the American Express Company 2007 Incentive Compensation Plan.